SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) MAY 15, 1996
                                                 ------------------------------

                               SANO CORPORATION
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            (Exact name of registrant as specified in its charter)

                                    FLORIDA
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                (State or other jurisdiction of incorporation)

            0-27088                                   65-0263022
  -------------------------                ---------------------------------
   (Commission File Number)                (IRS Employer Identification No.)

                             3250 COMMERCE PARKWAY
                               MIRAMAR, FLORIDA                       33025
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                   (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code      (954) 430-3340
                                                   ----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

On May 15, 1996, the Registrant entered into an addendum (the "Addendum") amending the License Agreement dated October 28, 1994 by and among the Registrant, Dr. Jed E. Rose ("Rose"), Dr. Edward D. Levin ("Levin") and Robert
J. Schaap ("Schaap", and together with Rose and Levin, the "Rose Group"), in connection with the license granted by the Rose Group to the Registrant for the transdermal delivery of nicotine and mecamylamine for the cessation of smoking. The Addendum broadens the description of the types of products developed by the Rose Group and which the Registrant has licensing rights. In addition, on August 19, 1996 the Registrant entered into a Distribution and Supply Agreement for Buspirone Transdermal between the Registrant and Bristol-Meyers Squibb Company ("BMS") pursuant to which BMS has agreed to make certain payments to the Registrant in connection with the Registrant's transdermal buspirone patch. Upon signing the Agreement, the Registrant received and reported $15,000,000 in license fee income. BMS has agreed to make additional payments to the Registrant upon the achievement of certain clinical and regulatory milestones, in exchange for which the Registrant has granted to BMS the exclusive right to market and sell certain products for the transdermal delivery of buspirone.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit
Number              Description

10.1 Addendum, dated May 15, 1996 to License Agreement dated October 28, 1994 by and among the Registrant, Dr. Jed E. Rose, Dr. Edward D. Levin and Robert J. Schaap

10.2 Distribution and Supply Agreement for Buspirone Transdermal dated August 19, 1996 between the Registrant and Bristol Myers Squibb Company


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



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SANO CORPORATION



Dated:   March 3, 1997                    By: /s/ MARC M. WATSON
                                              -----------------------------
                                              Marc M. Watson,
                                              Chairman of the Board


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


                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                 EXHIBIT DESCRIPTION

*10.1            Addendum, dated May 15, 1996 to License
                 Agreement dated October 28, 1994 by and
                 among the Registrant, Dr. Jed E. Rose, Dr.
                 Edward D. Levin and Robert J. Schaap



*10.2            Distribution and Supply Agreement for
                 Buspirone Transdermal dated August 19,
                 1996 between the Registrant and Bristol
                 Myers Squibb Company


*These exhibits contain confidential material that has been redacted. These exhibits appear in their entirety in a paper filing submitted separately to the Securities and Exchange Commission pursuant to a request for confidential treatment.

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